Exhibit 99.2

Investor Presentation | Q2 2020 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information 2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our payment processing business, and declines in deposits; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per share, (iv) tangible common equity to tangible assets; (v) pre-provision net revenue, and (vi) noncore funding to total assets. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

atlanticcapitalbank.com Q2 2020 Overview 3 Performance Highlights During Pandemic COVID-19 Update Credit Update • Produced two quarters of solid operating performance with strong growth in pre-provision net revenue. • Reported another quarter of strong growth in core deposits. • Reduced deposit costs to 0.22% in the second quarter. • Continued focus on expense management took the efficiency ratio down to 53.8% in the second quarter. • Well positioned balance sheet with strong capital, credit loss reserves and liquidity. • Facilitated 821 Paycheck Protection Program (PPP) loans totaling $234 million (10.7% of total loans). • A sharp decline in customers with deferred loan payments is underway reflecting resilient borrower performance and optimism. • SBA is making payments through September for approximately $125 million in existing SBA loans through the CARES Act Subsidy. • Enhanced credit monitoring of COVID-impacted relationships. • Bankers remain in contact with all of their borrowers to assess any developing credit situation and needs. • Overall credit quality remained steady in the second quarter • Built allowance for credit losses to 1.80% of loans (excluding PPP loans) to further strengthen Atlantic Capital’s fortress balance sheet for the uncertain economic environment ahead. • Annualized net charge-offs totaled 0.29% in the quarter and focused on pre-COVID credits • Non-performing assets remain at low levels totaling 0.24% of total assets.

Financial Highlights
Continuing Operations

Atlantic Capital

	METRICS	Q2 2020	Q1 2020	Q2 2019	Change vs Q1 2020		Change vs Q2 2019	
Income[(1)]	Diluted EPS	$ 0.09	$ 0.10	$ 0.29	$ (0.01)	-10%	$ (0.20)	-69%
	Pre-provision net revenue (PPNR) [(2)]	11,070	10,525	9,576	545	5%	1,494	16%
Balance Sheet[(3)]	Total loans held for investment (period-end)	$ 2,185	$ 1,933	$ 1,790	$ 252	13%	$ 395	22%
	Total loans excluding PPP loans	1,951	1,933	1,790	18	1%	161	9%
	Total deposits (quarterly avg)	2,410	2,255	1,902	155	7%	508	27%
	Non-interest bearing deposits (quarterly avg)	815	713	588	102	14%	227	39%
Performance Measures	Tangible book value per share	$ 14.72	$ 14.54	$ 13.60	18 bps		112 bps	
	Net interest margin [(4)]	3.23 %	3.41 %	3.61 %	(18 bps)		(38 bps)	
	Efficiency ratio	53.82 %	55.03 %	58.06 %	(121 bps)		(424 bps)	

[(1)] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Income in thousands except Diluted EPS. [(2)] Pre-provision net revenue (PPNR) is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 34-35. [(3)] Dollars in millions. [(4)] Taxable equivalent. Please see reconciliation on slides 34-35 for more details.

atlanticcapitalbank.com

4

atlanticcapitalbank.com $688 $790 $944 $1,063 $1,119 $1,107 $622 $605 $653 $686 $678 $662 $61 $88 $103 $111 $136 $182 $144 $234 $1,519 Commercial Lending Focus 5 Loans from Continuing Operations Loan yield Residential 3% Construction & Land 6% Commercial Real Estate 24% Consumer & Other 6% Commercial CRE Other Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 4.77% 3.87% $1,515 $1,728 Dollars in millions Commercial loans include commercial and industrial and owner occupied CRE loans. CRE loans include non-owner occupied and construction and land. Other loans include residential mortgages, home equity, consumer and other loans. Prior periods have been retrospectively adjusted for the impact of discontinued operations. $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 Commercial 50% Libor 41% PPP $1,933 $2,185 PPP 11% Fixed 36% Prime 10% PPP 11% Other 2% Loan yield excluding PPP loans: 4.09%

atlanticcapitalbank.com 28% 32% 33% 33% 32% 34% 56% 56% 61% 61% 62% 59% 1% 1% 1% 1% 2% 4% 15% 4% 3% 11% 5% Strong Core Deposit Franchise 6 Average Deposits from Continuing Operations Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.75% 0.22% $2,410 $2,255 2016 2017 2018 2019 Q1 2020 Q2 2020 Brokered 5%

atlanticcapitalbank.com Net interest income 21,631 $ 20,980 $ 19,889 $ Provision for credit losses 8,863 8,074 698 Noninterest income 2,343 2,422 2,941 Noninterest expense 12,904 12,877 13,254 Income before taxes 2,207 2,451 8,878 Income tax expense 358 327 1,869 Net income from continuing operations 1,849 $ 2,124 $ 7,009 $ Diluted EPS - continuing operations 0.09 $ 0.10 $ 0.29 $ Financial Update: Q2 2020 Income Summary 7 Q2 2019 Q1 2020 Q2 2020 Q2 2020 Highlights(2) • Net interest income benefitted from addition of PPP loans • Provision expense includes economic impact from COVID-19 • Noninterest income decreased as lower service charges were offset by an increase in SBA income • Expenses were unchanged as lower benefits costs were offset by higher incentive accruals Dollars in thousands except EPS. (1)Pre-provision net revenue (PPNR) is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for credit losses). For a reconciliation of this non-GAAP financial measure, see slides 34-35. (2)Q2 2020 results compared to Q1 2020 results. $ in thousands, except EPS

atlanticcapitalbank.com $39,009 $54,203 $63,738 $76,642 $81,323 2.76% 2.76% 3.07% 3.50% 3.58% 2015 2016 2017 2018 2019 Net Interest Margin 8 $19,977 $20,088 $20,734 $21,203 $21,985 3.61% 3.52% 3.38% 3.41% 3.23% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net interest income NIM by Year(1) NIM by Quarter(1) Net interest margin Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. Please see reconciliation on slides 34-35 for more details. 0.26% 0.51% 1.10% 1.91% 2.28% 2.50% 2.30% 1.83% 1.40% 0.25% Avg Fed Funds • Strong growth in earning assets has helped to offset NIM compression over the last few quarters from lower rates • The second quarter decrease in NIM primarily the result of: • Decrease in loan yields and addition of lower yielding PPP loans • Offset by a decrease in cost of deposits • PPP loans reduced NIM by approximately 14 basis points in the second quarter

atlanticcapitalbank.com Disciplined Expense Management 9 Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense(1) Q2 2020 Q1 2020 Q2 2019 Salaries and employee benefits 8,466 $ 8,476 $ 8,529 $ (63) $ (1%) Occupancy 883 794 689 194 28% Equipment and software 763 779 753 10 1% Professional services 792 705 792 - 0% Communications and data processing 670 897 662 8 1% FDIC 175 - 175 - 0% Other noninterest expense 1,155 1,226 1,654 (499) (30%) Noninterest expense 12,904 $ 12,877 $ 13,254 $ (350) $ (3%) Year-over-Year change $42,435 $50,099 $52,834 $49,991 $53,108 89.1% 76.3% 70.4% 57.9% 58.0% 2015 2016 2017 2018 2019 Noninterest Expense and Efficiency Ratio by Quarter(1) $13,254 $12,677 $13,382 $12,877 $12,904 58.1% 55.7% 57.6% 55.0% 53.8% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Noninterest Expense Efficiency Ratio

atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 91% 91% 85% 83% 87% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Non-Core Funding / Total Assets(1) 11% 8% 3% 6% 2% • Bank’s liquidity position remains strong • The bank is primarily funded by relationship driven core deposits • Q2 2020 loan / deposit ratio is inflated due to the impact from PPP loans • The bank has more than $1.1 billion in unused contingency funding excluding brokered CDs • 93% of marketable securities are unpledged 10 Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020

atlanticcapitalbank.com Strong Capital Position 11 • Capital position remains strong • The company has paused the $25MM share repurchase program in March to maintain flexibility with holding company liquidity. 15.7% 15.1% 14.6% 14.4% 14.4% 16.5% 15.5% 15.0% 14.9% 14.8% 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 13.4% 12.9% 10.6% 11.6% 11.0% 12.0% Total Risk Based Capital Ratio(2) Tangible Common Equity Ratio(1) Bank Holding company 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 excluding PPP loans(2) (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. (2)Amounts are estimates as of June 30, 2020

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights Top 10 Commercial Industry Concentrations(1) (2) CRE Concentrations by Property Type(1) (2) GA $1,394MM, 70% FL $117MM, 6% TN $96MM, 5% NC $38MM, 2% SC $29MM, 1% Other $310MM, 16% (GA 79% if exclude SBA, Franchise, TriNet) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes PPP loans and fintech partnership consumer loans 12 Retail $155MM, 23% Office $116MM, 17% Hotel $114MM, 17% Industrial $93MM, 14% Multi-family $82MM, 12% Specialty Housing $42MM, 6% Developed Land $22MM, 3% Other $53MM, 8% Restaurants and food $184MM, 16% Manufacturing $140MM, 12% Retail $139MM, 12% Wholesale $93MM, 8% Finance and insurance $79MM, 7% Transportation $68MM, 6% Other $43MM, 4% Other construction $42MM, 4% Real estate lessors $41MM, 4% Administrative support $69MM, 6% • $2.2 billion in total loans as of 6/30/2020 • Includes $234MM of PPP loans • Commercial focused loan portfolio • 91% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio • Average loan size $572,000(2) • 25 loans larger than $10 million outstanding

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.17% 2014 2015 2016 2017 2018 2019 YTD 2020 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.27% 0.24% Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 13 ALLL / Loans Held for Investment Classified / Total Loans 1.10% 1.07% 1.04% 1.00% 1.03% 0.99% 1.29% 1.45% Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 2.24% 2.49% Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020

atlanticcapitalbank.com 14 $19,427 $27,734 $35,085 $892 $2,838 $3,480 $18,535 $24,896 $31,605 $421 $7,409 $671 ($194) $8,222 $642 ($1,513) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/2019 CECL Adoption Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 3/31/2020 Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 6/30/2020 Allowance for Loan Losses Allowance for Unfunded Commitments Current Expected Credit Losses (CECL) Dollars in thousands Allowance for credit losses includes allowance for loan losses and allowance for unfunded commitments Allowance for Credit Losses Reserve Build Q2 2020 Q4 2019 Q1 2020 Incl. PPP Excl. PPP ALL / Loans HFI 0.99% 1.29% 1.45% 1.62% ACL / Loans HFI 1.04% 1.43% 1.61% 1.80%

atlanticcapitalbank.com Borrower Assistance - Deferrals 15 Loan Payment Deferrals % of Initial Expiring by % of Borrowers 2nd Deferral Industry 6/30/2020 7/21/2020 7/31/2020 with PPP(1) Requests ($)(2) Restaurant $ 146,382 $ 10,962 99.7% 69.0% $ 2,520 Real Estate Rental & Leasing 92,646 63,677 31.3% 12.5% - Retail 67,689 49,500 69.3% 56.3% - Hotel 65,546 8,675 92.4% 25.0% 45,418 Healthcare 44,419 8,659 82.5% 33.3% - Other 98,322 21,983 82.6% 46.7% 18,944 Total $ 515,004 $ 163,455 78.0% 52.5% $ 66,882 % of total loans 23.6% 3.1% Active Initial Deferrals • Initial 90 day deferrals offered proactively • Second deferral requests range from one month to three months; underwriting and fee required • Approximately $67 million of initial deferrals have requested a second deferral (3% of total loans as of 06/30/2020) Dollars in thousands (1) Number of borrowers who received PPP loans from ACB divided by number of borrowers who received a deferral (2) Second deferrals expected divided by total loans as of June 30, 2020 A sharp decline in customers with deferred loan payments is underway reflecting resilient borrower performance and optimism

atlanticcapitalbank.com Borrower Assistance - SBA • PPP fee income amortized over 2 years; acceleration upon repayment or forgiveness • PPP Forgiveness process expected to begin in August but may extend into 2021 • CARES Act Subsidy - SBA making payments through September for approximately $130 million in existing SBA loans 16 Balance Range Count Balance Average Loan Size Fee (%) Fee ($) Less than or equal to $350,000 653 61,854 $ 95 $ 5% 3,093 $ $350,001 - $1,999,999 153 125,665 821 3% 3,770 Greater than or equal to $2,000,000 15 46,530 3,102 1% 465 Totals 821 234,049 $ 285 $ 7,328 $ Paycheck Protection Program Dollars in thousands

atlanticcapitalbank.com COVID-Sensitive Loan Categories 17 Industry Balance Average loan size % of total loans % with payment deferrals % of borrowers with PPP loans(1) % classified % nonaccrual Hotels, net of SBA/USDA GTY $ 96,293 $ 2,953 4.4% 68.1% 41.4% 0.0% 0.0% Non-essential retail 95,212 1,107 4.4% 37.6% 35.1% 1.8% 0.3% Full service restaurants 13,015 766 0.6% 54.2% 42.9% 0.0% 0.0% Total $ 204,520 9.4% COVID-Sensitive Loan Categories Dollars in thousands Excludes PPP loans (1) Number of borrowers who received PPP loans from ACB divided by number of borrowers who received a deferral Hotels • Average original LTV 66% • CRE segment more impacted but high quality locations and well capitalized owners; average June occupancy 44% • SBA segment more “drive by” properties; average June occupancy 52% Non-essential retail • 33% of total retail • Not currently concerned - primarily national well capitalized brands, anchored or rural retail CRE and new car dealerships Full service restaurants • 7% of total restaurants • $6 million national franchise brands • QSRs excluded - performing well with drive-thru and delivery, overall June revenue up 2% over prior year

atlanticcapitalbank.com Loan Portfolio by Risk Rating 18 Dollars in thousands Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 891,690 $ 61,096 $ 20,994 $ 38 $ 973,818 $ 690,321 $ 45,190 $ 24,332 $ 219 $ 760,062 $ Commercial - commercial real estate 843,648 24,253 32,420 — 900,321 884,214 8,287 17,630 — 910,131 Commercial - construction and land 120,037 8,954 — — 128,991 126,822 — — — 126,822 Residential - mortgages 29,592 2,327 408 — 32,327 31,493 — 268 — 31,761 Residential - home equity 23,689 — — — 23,689 23,479 — — — 23,479 Consumer 113,149 — — — 113,149 58,164 — — — 58,164 Other 14,904 6,798 458 — 22,160 18,226 6,798 464 — 25,488 Total 2,036,709 $ 103,428 $ 54,280 $ 38 $ 2,194,455 $ 1,832,719 $ 60,275 $ 42,694 $ 219 $ 1,935,907 $ Less net deferred fees and other unearned income (9,761) (2,998) Total loans held for investment 2,184,694 $ 1,932,909 $ Q2 2020 Q1 2020

Appendix

atlanticcapitalbank.com Management Biographies 20 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

atlanticcapitalbank.com Atlantic Capital Our Company Atlanta’s Hometown Business Bank • EMERGING GROWTH and ENTREPRENEURIAL focus • HIGH-TOUCH, customized service delivery • Product BREADTH and DEPTH • Operating in the ATLANTA market • Expertise in PROCESSING BUSINESSES 21 • Proven underwriting; superior credit quality • Core deposit strength • Strong capital • Capitalize on Atlanta market disruption • Expand treasury and processing businesses Fundamentally Sound Positioned for Growth TOTAL ASSETS $2.9 Billion “We needed bankers who could look beyond what they saw on paper and make a decision based on the underlying long-term fundamentals. In today’s environment, it takes a smaller, entrepreneurial bank to do that. This is what led us to Atlantic Capital.” ~ CEO of Atlanta-based business

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 22 Atlanta metro highlights: • #1 for economic growth potential (among large metro areas) • 14 Fortune 500 headquarters (ranked #3) • #1 world’s busiest airport • #4 metro area for largest increase in population (2017-2018) • #2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 Atlanta MSA GDP Billions

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 23 • Focusing efforts on core commercial and private banking relationships • Atlantic Capital Exchange (“ACE”) platforms provide distinctive treasury services • Two branches and one loan production office in Atlanta metro • Total of 25 bankers Atlanta Commercial and Private Banking Loans Atlanta Commercial and Private Banking Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 6/30/2020 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Note: Commercial & Private Banking charts exclude real estate banking $466 $506 $585 $656 $656 3.72% 4.07% 4.72% 4.89% 4.32% 3.67% 2016 2017 2018 2019 3/31/2020 6/30/2020 Loans Yield on Loans $554 $654 $751 $815 $884 $1,069 0.19% 0.21% 0.36% 0.62% 0.50% 0.20% 2016 2017 2018 2019 3/31/2020 6/30/2020 Average Deposits Cost of Deposits Real Estate Banking 40% $1,088 $1,184 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 60% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise $679

atlanticcapitalbank.com 10 14 Q2 2019 Q2 2020 Processing Businesses 24 • Atlanta-based bankers focused on processing business with payments and fintech companies • Recognized as a Top 40 ACH Bank in the US by NACHA, the Electronic Payments Association; originated $83 billion in payments in 2019 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley” $185 $240 $246 $342 $496 0.38% 0.46% 0.60% 0.75% 0.35% 2016 2017 2018 2019 YTD 2020 Deposits Cost of Deposits Average Deposits – Payments & Processing Businesses ($ in millions) ACH Items Originated (in millions) Highlights 18 22 28 44 2016 2017 2018 2019 $1,664 $2,313 YTD 2019 YTD 2020 $1,972 $2,734 $3,215 $3,587 2016 2017 2018 2019 Service Charge Income ($ in thousands)

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 47% Taxable Municipal 12% MBS 25% Agency CMO 10% Corporate 5% CDs 1% Sector Allocation at 6/30/2020 1.73% 2.25% 2.48% 2.69% 2.84% 2.95% 2016 2017 2018 2019 Q1 2020 Q2 2020 Municipal Bond Ratings 6/30/2020 AAA 41% AA+ 23% AA 30% AA- 4% Other 2% Portfolio Effective Duration 5.03 4.72 5.26 6.97 6.96 12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2020 Extended portfolio duration to manage interest rate risk 25

atlanticcapitalbank.com Hotel Portfolio • $96 million outstanding net of SBA/USDA guaranteed portions • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy April – 30% (CRE 14%, SBA 35%) • Average occupancy June – 50% (CRE 44%, SBA 52%) • $20 million special mention, $0 classified, $0 non-accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $61MM, 53% SBA 504 $21MM, 19% SBA guaranteed $19MM, 16% SBA unguaranteed $14MM, 12% Hilton $40MM, 35% Marriott $27MM, 24% Hyatt $21MM, 19% InterContinental $14MM, 12% Other $12MM, 10% GA $38MM, 33% SC $14MM, 12% TN $52MM, 46% NC $5MM, 4% FL $5MM, 4% Other $1MM, 1% 26 Excludes PPP loans

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $191 million outstanding • 93% QSR; Dunkin’ 46% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive-thru or existing delivery model • June QSR revenues +2% vs. June 2019 • $12 million special mention, $4 million classified, $1 million non-accrual GA $61MM, 32% FL $37MM, 19% NJ $16MM, 8% IL $13MM, 7% MD $10MM, 5% MO $9MM, 5% NC $6MM, 3% OR $6MM, 3% NY $5MM, 3% Other $28MM, 15% Dunkin’ $83MM, 43% Other QSR $96MM, 50% Full service $13MM, 7% SNC $9MM, 5% Franchise finance $154MM, 80% C&I $4MM, 2% CRE $10MM, 5% SBA $12MM, 6% TriNet $4MM, 2% 27 Excludes PPP loans

Retail Portfolio

Atlantic Capital

Retail Portfolio Highlights

- $95 million non-essential retail of $287 million total retail
    - $43 million large national retailers / strong brands with good liquidity
    - $26 million retail CRE not significantly impacted beyond temporary missed rent
    - $16 million new car dealers – all profitable
- $0 special mention, $3 million classified, $0.3 million non-accrual

Retail Loans by State



Other $63MM, 22%
GA $88MM, 31%
TN $11MM, 4%
NY $13MM, 4%
FL $13MM, 4%
VA $13MM, 5%
NC $20MM, 7%
*CA $66MM, 23%

*All of the CA exposure is related to TriNet.

Retail Loans by Industry ($ in millions)

Industry	TriNet	CRE	SNC	Franchise	SBA	C&I	Total	% of Retail Loans
Pharmacies and Drug Stores	$ 68	$ -	$ -	$ -	$ -	$ -	$ 68	24%
Gasoline Stations with C Stores	-	33	9	-	2	-	43	15%
Automotive Parts and Accessories Stores	4	-	-	32	-	-	36	13%
All Other General Merchandise Stores	32	-	-	-	-	-	32	11%
Lessors of Nonresidential Buildings (Retail CRE)	-	26	-	-	-	-	26	9%
New Car Dealers	-	16	-	-	-	2	18	6%
Sporting Goods Stores	-	-	9	-	-	-	9	3%
Family Clothing Stores	-	-	8	-	-	-	8	3%
Electronic Shopping and Mail-Order Houses	-	-	6	-	-	-	6	2%
Other (includes Hardware, Beer/Wine and Dialysis)	15	8	5	-	10	3	41	14%
Total	**$ 118**	**$ 83**	**$ 36**	**$ 32**	**$ 13**	**$ 5**	**$ 287**	
% of Retail Loans	**41%**	**29%**	**13%**	**11%**	**4%**	**2%**		**100%**

Excludes PPP loans

atlanticcapitalbank.com

28

atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $187 million outstanding • Average commitment $12 million • 30% highly leveraged transactions (outstandings) • No special mention, classified or non-accrual Other $13MM, 7% Aluminum extruded product mfg. $20MM, 11% Air, rail and water transportation $17MM 9% Financial transaction processing $13MM, 7% Professional Employer Services $13MM, 7% General Medical and Surgical Hospitals $10MM, 5% Ready-mix concrete manufacturing $10MM, 5% Electronic computer manufacturing $9MM, 5% Limited service restaurants $9MM, 5% Sporting goods stores $9MM, 5% Gasoline stations with C stores $9MM, 5% Family closing stores $7MM, 4% Continuing care retirement services $7MM, 4% Crushed and broken limestone mining and quarrying $7MM, 4% Commercial Printing $10MM, 5% SNC Loans by State GA $57MM, 30% FL $35MM, 19% TN $25MM, 13% MO $18MM, 10% NC $13MM, 7% DE $13MM, 7% AZ $13MM, 7% TX $9MM, 5% AL $4MM, 2% Paint/varnish supplies merchant wholesalers $6MM, 3% Other airport operations $6MM, 3% Electronic shopping and mail-order houses $6MM, 3% Wine and distilled alcoholic beverage merchant suppliers $6MM, 3%

atlanticcapitalbank.com Balance Sheet 30 (in thousands, except share data) June 30, March 31, December 31, June 30, 2020 2020 2019 2019 ASSETS Cash and due from banks $ 33,759 $ 27,536 $ 45,249 $ 24,206 Interest-bearing deposits in banks 33,038 114,829 421,079 52,932 Cash and cash equivalents 66,797 142,365 466,328 77,138 Securities available for sale 271,829 280,390 282,461 348,723 Securities held to maturity, net of allowance for credit losses of $13, $14, $0 and $0 at June 30, 2020, March 31, 2020, December 31, 2019 and June 30, 2019, respectively (fair value of $194,662, $189,940, $115,291 and $0 at June 30, 2020, March 31, 2020, December 31, 2019 and June 30, 2019 respectively) 185,920 186,015 116,972 – Other investments 28,811 27,140 27,556 31,912 Loans held for sale 1,153 – 370 – Loans held for investment 2,184,694 1,932,909 1,873,524 1,789,740 Less: Allowance for credit losses (31,605) (24,896) (18,535) (18,186) Loans held for investment, net 2,153,089 1,908,013 1,854,989 1,771,554 Premises and equipment, net 22,494 22,533 22,536 20,037 Bank owned life insurance 67,127 66,761 66,421 65,874 Goodwill - continuing operations 19,925 19,925 19,925 19,925 Other intangibles, net 2,731 2,785 3,027 3,095 Other real estate owned 779 779 278 971 Other assets 69,967 62,952 49,516 50,451 Total assets $ 2,890,622 $ 2,719,658 $ 2,910,379 $ 2,389,680 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 883,662 $ 712,919 $ 824,646 $ 569,693 Interest-bearing checking 449,737 368,463 373,727 309,709 Savings 583 567 1,219 1,090 Money market 879,863 982,109 1,173,218 802,973 Time 131,353 66,793 44,389 33,902 Brokered deposits 62,433 94,268 81,847 134,164 Total deposits 2,407,631 2,225,119 2,499,046 1,851,531 Federal funds purchased 6,000 75,000 – 35,000 Federal Home Loan Bank borrowings 50,000 – – 82,000 Long-term debt 49,958 49,916 49,873 49,789 Other liabilities 41,053 37,323 34,965 34,645 Total liabilities 2,554,642 2,387,358 2,583,884 2,052,965 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2020, March 31, 2020, December 31, 2019, and June 30, 2019 – – – – Common stock, no par value; 100,000,000 shares authorized; 21,477,631, 21,479,986, 21,751,026, and 24,466,964 shares issued and outstanding as of June 30, 2020, March 31, 2020, December 31, 2019, and June 30, 2019; respectively. 224,520 224,233 230,265 256,791 Retained earnings 95,570 93,721 91,669 76,343 Accumulated other comprehensive income (loss) 15,890 14,346 4,561 3,581 Total shareholders’ equity 335,980 332,300 326,495 336,715 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,890,622 $ 2,719,658 $ 2,910,379 $ 2,389,680

Period End Loans

Atlantic Capital

(dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 1,153	$ -	$ 370	$ 916	$ -	$ 1,153	$ 1,153
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ 1,153	$ -	$ 370	$ 916	$ -	$ 1,153	$ 1,153
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 973,818	$ 760,062	$ 705,115	$ 697,412	$ 701,566	$ 213,756	$ 272,252
Commercial real estate:						-	-
Multifamily	58,909	73,654	98,378	60,398	43,907	(14,745)	15,002
Owner occupied	366,847	359,026	357,912	352,842	313,310	7,821	53,537
Investment	474,565	477,451	460,038	452,285	409,629	(2,886)	64,936
Construction and land:						-	-
1-4 family residential construction	11	2,706	4,009	5,186	3,696	(2,695)	(3,685)
Other construction, development, and land	128,980	124,116	123,531	139,991	195,260	4,864	(66,280)
Mortgage warehouse loans	-	-	13,941	23,256	10,665	-	(10,665)
Total commercial loans	2,003,130	1,797,015	1,762,924	1,731,370	1,678,033	206,115	325,097
Residential:							
Residential mortgages	32,327	31,761	31,315	31,903	31,338	566	989
Home equity	23,689	23,479	25,002	25,638	24,303	210	(614)
Total residential loans	56,016	55,240	56,317	57,541	55,641	776	375
Consumer	113,149	58,164	37,765	27,168	34,618	54,985	78,531
Other	22,160	25,488	19,552	22,533	24,126	(3,328)	(1,966)
	2,194,455	1,935,907	1,876,558	1,838,612	1,792,418	258,548	402,037
Less net deferred fees and other unearned income	(9,761)	(2,998)	(3,034)	(2,939)	(2,678)	(6,763)	(7,083)
Total loans held for investment	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 251,785	$ 394,954
Total loans	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 1,836,589	$ 1,789,740	$ 252,938	$ 396,107
PPP loans	$ 234,049	$ -	$ -	$ -	$ -	$ 234,049	$ 234,049
Total unfunded commitments	$ 749,321	$ 689,620	$ 743,958	$ 687,295	$ 637,559	$ 59,701	$ 111,762

atlanticcapitalbank.com

31

Deposits:
Period End and Average

Atlantic Capital

Period End Deposits

(dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 883,662	$ 712,919	$ 824,646	$ 599,657	$ 569,693	$ 170,743	$ 313,969
NOW	449,737	368,463	373,727	240,427	309,709	81,274	140,028
Savings	583	567	1,219	1,081	1,090	16	(507)
Money market	879,863	982,109	1,173,218	921,133	802,973	(102,246)	76,890
Time	131,353	66,793	44,389	30,782	33,902	64,560	97,451
Brokered	62,433	94,268	81,847	61,192	134,164	(31,835)	(71,731)
Total deposits	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 1,854,272	$ 1,851,531	$ 182,512	$ 556,100
Payments clients	$ 344,608	$ 483,585	$ 567,597	$ 286,373	$ 301,413	$ (138,977)	$ 43,195

Average Deposits

	2020		2019				
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Linked Quarter Change	Q2 2020 vs Q2 2019
DDA	$ 815,299	$ 713,001	$ 718,298	$ 637,809	$ 587,957	$ 102,298	$ 227,342
NOW	462,051	382,178	320,637	295,106	314,601	79,873	147,450
Savings	574	650	1,098	1,085	956	(76)	(382)
Money market	952,444	1,010,713	1,006,449	895,102	859,680	(58,269)	92,764
Time	96,362	55,775	37,388	32,409	32,358	40,587	64,004
Brokered	83,228	92,188	62,757	88,146	106,524	(8,960)	(23,296)
Total deposits - continuing operations	2,409,958	2,254,505	2,146,627	1,949,657	1,902,076	155,453	507,882
Deposits to be assumed - discontinued operations	-	-	-	-	45,350	-	(45,350)
Total deposits	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 1,949,657	$ 1,947,426	$ 155,453	$ 462,532
Payments clients	$ 377,923	$ 419,630	$ 362,327	$ 289,526	$ 285,949	$ (41,707)	$ 91,974
Noninterest bearing deposits as a percentage of average deposits - continuing operations	33.8%	31.6%	33.5%	32.7%	30.9%		
Cost of interest-bearing deposits - continuing operations	0.33%	1.09%	1.36%	1.58%	1.66%		
Cost of deposits - continuing operations	0.22%	0.75%	0.90%	1.06%	1.15%		

atlanticcapitalbank.com

32

Income Statements

Atlantic Capital

(in thousands except share and per share data)	Three months ended June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Total interest income	$ 23,797	$ 26,023	$ 26,532	$ 26,520	$ 26,598
Total interest expense	2,166	5,043	5,965	6,536	6,709
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	21,631	20,980	20,567	19,984	19,889
Provision for credit losses	8,863	8,074	787	413	698
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,768	12,906	19,780	19,571	19,191
NONINTEREST INCOME					
Service charges	1,081	1,232	998	925	870
Gains (losses) on sale of securities	–	–	–	253	654
Gains (losses) on sale of other assets	–	5	–	140	(10)
Derivatives income (loss)	(10)	246	315	(293)	(233)
Bank owned life insurance	367	362	375	422	389
SBA lending activities	782	414	846	1,150	1,096
Other noninterest income	123	163	145	172	175
Total noninterest income	2,343	2,422	2,679	2,769	2,941
NONINTEREST EXPENSE					
Salaries and employee benefits	8,466	8,476	8,500	8,295	8,529
Occupancy	883	794	838	722	689
Equipment and software	763	779	769	842	753
Professional services	792	705	577	764	792
Communications and data processing	670	897	1,066	796	662
Marketing and business development	79	153	143	243	233
Travel, meals and entertainment	34	140	175	152	186
FDIC premiums	175	–	–	(193)	175
Other noninterest expense	1,042	933	1,314	1,056	1,235
Total noninterest expense	12,904	12,877	13,382	12,677	13,254
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	2,207	2,451	9,077	9,663	8,878
Provision for income taxes	358	327	1,937	2,094	1,869
NET INCOME FROM CONTINUING OPERATIONS	1,849	2,124	7,140	7,569	7,009
DISCONTINUED OPERATIONS					
Income (loss) from discontinued operations	$ –	$ –	$ –	$ –	$ 30,107
Provision (benefit) for income taxes	–	–	–	(617)	7,964
Net income (loss) from discontinued operations	–	–	–	617	22,143
NET INCOME	$ 1,849	$ 2,124	$ 7,140	$ 8,186	$ 29,152
Net Income (Loss) per Common Share - Basic					
Net income per common share - continuing operations	$ 0.09	$ 0.10	$ 0.33	$ 0.33	$ 0.29
Net income (loss) per common share - discontinued operations	–	–	–	0.03	0.93
Net Income per Common Share - Basic	0.09	0.10	0.33	0.36	1.22
Net Income (Loss) per Common Share - Diluted					
Net income per common share - continuing operations	$ 0.09	$ 0.10	$ 0.32	$ 0.33	$ 0.29
Net income (loss) per common share - discontinued operations	–	–	–	0.03	0.92
Net Income per Common Share - Diluted	0.09	0.10	0.32	0.36	1.21
Weighted average shares - basic	21,472,462	21,689,038	21,876,487	22,681,904	23,888,381
Weighted average shares - diluted	21,535,040	21,842,175	22,053,907	22,837,531	24,040,806

atlanticcapitalbank.com

33

Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020		2019			For the six months ended June 30	
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2020	2019
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 19,889	$ 42,611	$ 40,313
Taxable equivalent adjustment	354	223	167	104	88	577	188
Net interest income - taxable equivalent - continuing operations	$ 21,985	$ 21,203	$ 20,734	$ 20,088	$ 19,977	$ 43,188	$ 40,501
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.17%	3.38%	3.35%	3.51%	3.60%	3.27%	3.71%
Impact of taxable equivalent adjustment	0.06%	0.03%	0.03%	0.01%	0.01%	0.05%	0.02%
Net interest margin - taxable equivalent - continuing operations	3.23%	3.41%	3.38%	3.52%	3.61%	3.32%	3.73%
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 335,981	$ 332,300	$ 326,495	$ 328,711	$ 336,715	$ 335,981	$ 336,715
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 316,056	$ 312,375	$ 306,570	$ 308,786	$ 316,790	$ 316,056	$ 316,790
Common shares outstanding	21,477,631	21,479,986	21,751,026	22,193,761	23,293,465	21,477,631	23,293,465
Book value per common share - GAAP	$ 15.64	$ 15.47	$ 15.01	$ 14.81	$ 14.46	$ 15.64	$ 14.46
Tangible book value	14.72	14.54	14.09	13.91	13.60	14.72	13.60
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 335,981	$ 332,300	$ 326,495	$ 328,711	$ 336,715	$ 335,981	$ 336,715
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 316,056	$ 312,375	$ 306,570	$ 308,786	$ 316,790	$ 316,056	$ 316,790
Total assets	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 2,410,198	$ 2,389,680	$ 2,890,622	$ 2,389,680
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,369,755	$ 2,870,697	$ 2,369,755
Tangible common equity to tangible assets	11.01%	11.57%	10.61%	12.92%	13.37%	11.01%	13.37%
PPP loans	$ 234,049	$ -	$ -	$ -	$ -	$ 234,049	$ -
Total tangible assets excl PPP loans	$ 2,636,648	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,369,755	$ 2,636,648	$ 2,369,755
Tangible common equity to tangible assets excl PPP loans	11.99%	11.57%	10.61%	12.92%	13.37%	11.99%	13.37%
Pre-provision net revenue and PPNR return on average assets reconciliation							
Net interest income - GAAP	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 19,889	$ 42,611	$ 40,313
Noninterest income	2,343	2,422	2,679	2,769	2,941	4,765	5,277
Noninterest expense	12,904	12,877	13,382	12,677	13,254	25,781	27,049
Pre-provision net revenue	$ 11,070	$ 10,525	$ 9,864	$ 10,076	$ 9,576	$ 21,595	$ 18,541
Noncore funding to total assets							
Federal funds purchased	$ 6,000	$ 75,000	$ -	$ 57,000	$ 35,000		
FHLB advances	-	-	-	76,000	82,000		
Brokered deposits	62,433	94,268	81,847	61,192	134,164		
Total noncore funding	$ 68,433	$ 169,268	$ 81,847	$ 194,192	$ 251,164		
Total assets	$ 2,890,622	$ 2,719,322	$ 2,910,379	$ 2,410,198	$ 2,389,680		
Noncore funding to total assets	2%	6%	3%	8%	11%		

atlanticcapitalbank.com

34

atlanticcapitalbank.com Non-GAAP Financial Measures 35 (in thousands) 2019 2018 2017 2016 2015 Net interest income reconciliation Net interest income - GAAP $ 80,864 $ 76,247 $ 62,832 $ 53,719 $ 38,946 Taxable equivalent adjustment 459 395 906 484 63 Net interest income - taxable equivalent $ 81,323 $ 76,642 $ 63,738 $ 54,203 $ 39,009 Taxable equivalent net interest margin reconciliation Net interest margin - GAAP - continuing operations 3.52% 3.48% 3.03% 2.74% 2.75% Impact of taxable equivalent adjustment 0.06% 0.02% 0.04% 0.02% 0.01% Net interest margin - taxable equivalent 3.58% 3.50% 3.07% 2.76% 2.76% For the Years Ended December 31,

atlanticcapitalbank.com Financial Information from Discontinued Operations 36 Components of Net Income (Loss) from Discontinued Operations (in thousands) S econd Quarter First Quarter Fourth Quarter Third Quarter S econd Quarter Net interest income - $ - $ - $ - $ (39) $ Provision for loan losses - - - – – Net interest income after provision - - - - (39) Service charges - - - - 46 Mortgage income - - - – - Gain on sale of branches - - - - 34,475 Other income - - - - (22) Total noninterest income - - - - 34,499 Salaries and employee benefits - - - - 330 Occupancy - - - - 71 Equipment and software - - - - 8 Amortization of intangibles - - - - - Communications and data processing - - - - 197 Divestiture expense - - - - 3,646 Other noninterest expense - - - - 101 Total noninterest expense - - - - 4,353 Net income (loss) before provision for income taxes - - - - 30,107 Provision (benefit) for income taxes - - - (617) 7,964 Net income (loss) from discontinued operations - $ - $ - $ 617 $ 22,143 $ 2019 2020

Thank You